SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.    20549


                              FORM 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of
                  the Securities and Exchange Act of 1934



                               May 15, 1997
               Date of Report (Date of earliest event reported)


                   First Merchants Acceptance Corporation
              (Exact name of registrant a specified in its charter)



            Delaware                 0-24686             36-3759045
 (State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)              File Number)     Identification No.)


          570 Lake Cook Road                   60015
(Address of principal executive offices)     (Zip Code)


                                 847-948-9300
                         (Registrant's telephone number)


Item 5.  Other Events.

On May 15, 1997, First Merchants Acceptance Corporation (the "Registrant") issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits
          Exhibit 99.1: Press Release issued by First Merchants Acceptance Corporation on May 15, 1997.

                              SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Acceptance Corporation

By: s/Norman Smagley

Norman Smagley
Senior Vice President and Chief Financial Officer

Dated: May 15, 1997

                        EXHIBIT INDEX
                                                          Sequentially-
Exhibit                                                      Numbered
No.                           Description                      Page

99.1 Press Release issued by First Merchants
     Acceptance Corporation May 15, 1997...........................